UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): March 22, 2006

UNICA CORPORATION
(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-51461	04-3174345

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Reservoir Place, 170 Tracer Lane, Waltham, Massachusetts	02451-1379
(Address of Principal Executive Offices)	(Zip Code)
(781) 839-8000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets
Item 9.01. Financial Statements and Exhibits
SIGNATURE
Exhibit Index

Item 2.01. Completion of Acquisition or Disposition of Assets
     On March 22, 2006, pursuant to the terms of the Agreement and Plan of Merger (the “Merger Agreement”) among Unica Corporation, a Delaware corporation (the “Company”), Lorax Acquisition Corp., a Delaware corporation and wholly owned subsidiary of the Company (the “Merger Subsidiary”), and Sane Solutions, LLC, a Rhode Island limited liability company (the “Target”), the Company completed the acquisition of the Target. Upon the closing (the “Closing”) of the merger of the Target with and into the Merger Subsidiary (the “Merger”), with the Merger Subsidiary continuing after the Merger as the surviving corporation and a wholly owned subsidiary of the Company, each limited liability company interest of the Target was converted into the right to receive a portion of the merger consideration. The merger consideration consisted of cash in an amount equal to $21,812,500 and 151,984 shares (the “Escrow Shares”) of the Company’s common stock, par value $0.01 per share (the “Common Stock”). In addition, in connection with the Merger, the Company agreed to assume certain liabilities of the Target. Pursuant to the Merger Agreement, the Company has agreed to (i) grant restricted stock unit awards for an aggregate of 88,293 shares of the Company’s Common Stock to specified employees of the Target, (ii) assume bonus payments aggregating $640,625 to specified employees of the Target and (iii) make available an aggregate of $385,000 to provide relocation incentive payments. Pursuant to the Merger Agreement, upon the Closing, the Company deposited the Escrow Shares into an escrow account to secure certain indemnification obligations of the former members of the Target.
     This description of the Merger is not a complete statement of the parties’ rights or obligations under the Merger Agreement and is qualified in its entirety by reference to the full text of the Merger Agreement, which was filed as an exhibit to the Company’s Current Report on Form 8-K dated March 7, 2006, and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits
(a) Financial Statements of Business Acquired
The financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment within 71 calendar days after the date upon which this report on Form 8-K must be filed.
(b) Pro Forma Financial Information
The pro forma financial statements required by Item 9.01(b) of Form 8-K will be filed by amendment within 71 calendar days after the date upon which this report on Form 8-K must be filed.
(d) Exhibits.
See the Exhibit Index attached to this report.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 23, 2006	UNICA CORPORATION
	By:	/s/ Ralph A. Goldwasser
Ralph A. Goldwasser
Senior Vice President and Chief Financial Officer

Exhibit Index
2.1* Agreement and Plan of Merger, dated as of March 7, 2006, by and among Unica Corporation, Lorax Acquisition Corp. and Sane Solutions, LLC.
*Incorporated herein by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K dated March 7, 2006.